Principal Funds, Inc.
Supplement dated August 2, 2021
to the Prospectus dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR HIGH INCOME FUND
On or about August 31, 2021, in the Sub-Advisors section, delete Mellon Investments Corporation and add the following in alphabetical order:
Insight North America LLC

MANAGEMENT OF THE FUNDS
On or about August 31, 2021, under The Sub-Advisors , delete Mellon Investments Corporation and add the following in alphabetical order:

Sub-Advisor:
Insight North America LLC (“INA”), 200 Park Avenue, New York, New York 10166, is part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment" or 'Insight". Investment advisory services in North America are provided through two different investment advisers registered with the SEC using the brand Insight Investment: INA and Insight Investment International Limited.

Fund(s):	a portion of High Income
Under Manager of Managers, add the following at the end of the section:
In accordance with a separate exemptive order that the Fund and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.